UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 2, 2011

DAILY JOURNAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

SOUTH CAROLINA	0-14665	95-4133299
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

915 East First Street

Los Angeles, CA 90012-4050

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (213) 229-5300

Not applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre-commencement communication pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

EXPLANATORY NOTE

This current report on Form 8-K/A is being filed as an amendment to the current report on Form 8-K filed by the Company on February 8, 2011, for the sole purpose of disclosing the Company’s decision as to how frequently the Company will include a shareholder advisory vote on executive compensation in its proxy materials.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Company’s annual meeting of shareholders on February 2, 2011, the Company held an advisory vote on the frequency of an advisory vote on executive compensation. A majority of the votes cast by the Company’s shareholders were in favor of holding an advisory vote on executive compensation once every three years. In light of the shareholder advisory vote and after considering the matter, the Company’s Board of Directors has determined that the Company will hold a shareholder advisory vote on executive compensation once every three years until the next required vote on the frequency of shareholder advisory votes on executive compensation.

[SIGNATURE PAGE FOLLOWS]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAILY JOURNAL CORPORATION

By:	/s/ Gerald L. Salzman
Gerald L. Salzman
Chief Executive Officer
President
Chief Financial Officer
Treasurer

Dated: June 28, 2011